Corporate Capital Trust II 8-K

Exhibit 99.2

FS Investments and KKR Partnering to Form Premier $18 Billion Middle Market Alternative Lending Platform

FS Investment Corporation to Hold Conference Call at 9:00AM ET

Corporate Capital Trust to Hold Conference Call at 10:00AM ET

PHILADELPHIA, PA, and NEW YORK, NY, December 11, 2017 – FS Investments, a leading alternative investment manager, and KKR, a leading global investment firm, today announced that they have entered into an agreement to create the largest business development company (BDC) platform, with $18 billion in combined assets under management. The platform will offer differentiated origination capabilities and expertise in capital markets that provides sponsors and corporates with broad product solutions and delivers value to investors through enhanced deal flow and expanded proprietary investment opportunities.

“As the market has evolved, we’ve recognized the need to also evolve our approach to the business and we believe this partnership with KKR provides the scale, infrastructure and credit expertise necessary to succeed as an investor in the private credit markets,” said Michael Forman, Chairman and Chief Executive Officer of FS Investments. “We are excited to partner with KKR, a leader in the alternative asset management industry, to create the preeminent BDC platform.”

Todd Builione, Chief Executive Officer of CCT and President of KKR Credit and Markets, said, “We are very much looking forward to working closely with our partners at FS Investments. Through our collective scale, we believe we will be able to offer enhanced opportunities for value to our investors – and more holistic financing solutions to our sponsor and corporate clients. This partnership also represents a substantial milestone for KKR Credit, growing our assets under management by 33% to $55 billion.”

Under the terms of the agreement, FS Investments and KKR will seek stockholder approval for the partnership to provide investment advisory services to the BDCs that FS Investments sponsors, FS Investment Corporation (NYSE: FSIC) (FSIC), FS Investment Corporation II (FSIC II), FS Investment Corporation III (FSIC III), and FS Investment Corporation IV (FSIC IV), and to the BDC currently advised by KKR, Corporate Capital Trust, Inc. (NYSE: CCT) (CCT). Corporate Capital Trust II (CCT II), currently advised by CNL and sub-advised by KKR, will also be offered the opportunity to be included subject to board and shareholder approval. The FSIC funds will be able to co-invest with KKR’s other funds and accounts.

Timeframe for Transition

The board of directors or trustees have approved the new investment advisory agreements for each FSIC fund and CCT, and each fund will seek stockholder approval. The funds currently intend to begin soliciting stockholder approval of the new investment advisory agreements, as applicable, in January 2018.

KKR will provide non-advisory services to FS Investments through a sourcing and administrative services agreement until stockholder approvals for the new investment advisory agreements are obtained.

As part of this transaction, FS Investments and GSO Capital Partners (GSO) have entered into an agreement to conclude their relationship with respect to all of FS Investments’ sponsored funds sub-advised by GSO. FS, GSO and KKR will work together to facilitate a smooth transition.

“Our partnership with GSO has created significant value for our investors and borrowers,” added Forman. “We thank GSO for its sub-advisory services and commitment to ensure a seamless transfer of advisory responsibilities.”

FSIC Conference Call

FSIC will host a conference call at 9:00am (Eastern Time) today, December 11, 2017, to discuss today’s announcement. All interested parties are welcome to participate and can access the conference call by dialing (877) 443-2408 and using the conference ID 7356669 approximately 10 minutes prior to the call.

A joint slide presentation containing supplemental information from FSIC and CCT will be referenced on the conference call and also has been posted to www.fsinvestmentcorp.com and www.corporatecapitaltrust.com.

CCT II investors will receive information and company updates via postings to www.corporatecapitaltrustii.com.

CCT Conference Call

CCT will host a conference call at 10:00am (Eastern Time) today, December 11, 2017, to discuss today’s announcement. The conference call may be accessed by dialing (833) 818-6808 (U.S. callers) or +1(409) 350-3502 (non-U.S. callers); a passcode is not required. Additionally, the conference call will be broadcast live over the Internet and may be accessed at http://corporatecapitaltrust.com/investor-relations/events-presentations/. A replay of the live broadcast will be available on CCT’s website or by dialing (855) 859-2056 (U.S. callers) or +1(404) 537-3406 (non-U.S. callers), pass code 9698498, beginning approximately two hours after the broadcast.

Additional Announcements from FS Investments

Separately, FS Investments also announced that it has entered into an agreement to create a joint venture with EIG Global Energy Partners to provide investment advisory services to FS Energy and Power Fund, and the firm has hired a seasoned liquid credit portfolio manager to manage FS Global Credit Opportunities Fund.

Additional information regarding these announcements can be accessed at www.fsproxy.com and www.fsinvestments.com.

This announcement does not impact FS Investments’ other funds: FS Credit Income Fund, FS Credit Real Estate Income Trust, Inc., FS Energy Total Return Fund and FS Multi-Strategy Alternatives Fund.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting industry standards for investor protection, education and transparency.

FS Investments is headquartered in Philadelphia, PA with offices in New York, NY, Orlando, FL and Washington, DC. Visit fsinvestments.com to learn more.

About KKR

KKR is a leading global investment firm that manages multiple alternative asset classes, including credit, private equity, energy, infrastructure and real estate, and, through its strategic manager partnerships, hedge funds. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR portfolio companies. KKR invests its own capital alongside its partners' capital and provides financing solutions and investment opportunities through its capital markets business. References to KKR’s investments may include the activities of its sponsored funds. For additional information about KKR & Co. L.P. (NYSE: KKR), please visit KKR's website at www.kkr.com and on Twitter @KKR_Co.

Contact Information:

FSIC Investors

Chris Condelles

christopher.condelles@fsinvestments.com

267-439-4365

Dominic Mammarella

dominic.mammarella@fsinvestments.com

215-220-4280

FSIC II, FSIC III and FSIC IV Investors

833-536-4196

CCT Investors

Danny McMahon or Donna Bass

CCT-IR@kkr.com

212-230-9471

CCT II Investors

CNL Client Services

info@cnl.com

866-650-0650, option 2

KKR Investors
Craig Larson
Investor-Relations@kkr.com
212-230-9410

Media (FS Investments)

Marc Yaklofsky or Kate Beers

media@fsinvestments.com

215-495-1174

Media (KKR)

Kristi Huller or Cara Kleiman

media@kkr.com

212-750-8300

Additional Information and Where to Find It
This communication relates to proposed new investment advisory agreements for the funds (collectively, the Proposals).  In connection with the Proposals, each Fund intends to file relevant materials with the Securities and Exchange Commission (the SEC), including a proxy statement on Schedule 14A (Proxy Statement).  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS.  Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC's web site, http://www.sec.gov and from FS Investments’ website at www.fsinvestments.com, FSIC’s website at www.fsinvestmentcorp.com or CCT’s website at www.corporatecapitaltrust.com.

Participants in the Solicitations

The funds and their respective directors, trustees, executive officers and certain other members of management and employees, including employees of FS Investments, KKR and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the funds’ stockholders in connection with the Proposals will be contained in the Proxy Statements when such documents become available. These documents may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This announcement may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the funds, FSEP, FSGCO and KKR (the FLS Entities). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption an FLS Entity’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in an FLS Entity’s operating area, failure to obtain requisite stockholder approval for the proposals set forth in a Proxy Statement, failure to consummate the transactions contemplated by the master agreement between FS Investments and KKR and the price at which shares of FSIC’s, CCT’s or KKR’s common stock trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the FLS Entities make with the SEC and will also be contained in the Proxy Statements when such documents become available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. The FLS Entities undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.